Special Shareholder Meeting (unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock Capital Series and its series, John Hancock Classic Value Fund, was held at 601 Congress Street, Boston, Massachu-setts, for the purpose of considering and voting on the proposal listed below:

Proposal 1: To elect eleven Trustees as members of the Board of Trustees of John Hancock Capital Series.

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON APRIL 16, 2009

1. Election of eleven Trustees as members of the Board of Trustees of each of the Trusts (all Trusts):

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
James R. Boyle
Affirmative	146,656,829.9440	57.078%	95.349%
Withhold	7,153,227.8700	2.784%	4.651%
TOTAL	153,810,057.8140	59.862%	100.000%
John G. Vrysen
Affirmative	146,727,584.4490	57.106%	95.395%
Withhold	7,082,473.3650	2.756%	4.605%
TOTAL	153,810,057.8140	59.862%	100.000%
James F. Carlin
Affirmative	146,555,875.3670	57.039%	95.284%
Withhold	7,254,182.4470	2.823%	4.716%
TOTAL	153,810,057.8140	59.862%	100.000%
William H. Cunningham
Affirmative	146,606,710.9980	57.059%	95.317%
Withhold	7,203,346.8160	2.803%	4.683%
TOTAL	153,810,057.8140	59.862%	100.000%
Deborah Jackson
Affirmative	146,526,516.8960	57.027%	95.265%
Withhold	7,283,540.9180	2.835%	4.735%
TOTAL	153,810,057.8140	59.862%	100.000%
Charles L. Ladner
Affirmative	146,568,916.3790	57.044%	95.292%
Withhold	7,241,141.4350	2.818%	4.708%
TOTAL	153,810,057.8140	59.862%	100.000%
Stanley Martin
Affirmative	146,579,937.5570	57.048%	95.299%
Withhold	7,230,120.2570	2.814%	4.701%
TOTAL	153,810,057.8140	59.862%	100.000%
Patti McGill Peterson
Affirmative	146,528,078.9930	57.028%	95.266%
Withhold	7,281,978.8210	2.834%	4.734%
TOTAL	153,810,057.8140	59.862%	100.000%
John A. Moore
Affirmative	146,611,813.5980	57.060%	95.320%
Withhold	7,198,244.2160	2.802%	4.680%
TOTAL	153,810,057.8140	59.862%	100.000%

Steven R. Pruchansky
Affirmative	146,600,833.0080	57.056%	95.313%
Withhold	7,209,224.8060	2.806%	4.687%
TOTAL	153,810,057.8140	59.862%	100.000%
Gregory A. Russo
Affirmative	146,651,626.2420	57.076%	95.346%
Withhold	7,158,431.5720	2.786%	4.654%
TOTAL	153,810,057.8140	59.862%	100.000%

On May 5, 2009, an adjourned session of a Special Meeting of the Shareholders of John Hancock Capital Series and its series, John Hancock Classic Value Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on the proposals listed below:

Proposal 2: To approve a new form of Advisory Agreement between John Hancock Capital Series and John Hancock Advisers, LLC. (all Funds)

PROPOSAL 2 DID NOT PASS ON MAY 5, 2009.

2. Approval of a new form of Advisory Agreement between each Trust and John Hancock Advisers, LLC (all Funds).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	73,346,456.3160	34.232%	56.089%
Against	2,438,535.8585	1.138%	1.865%
Abstain	2,271,151.5135	1.060%	1.737%
Broker Non-Votes	52,711,211.0000	24.601%	40.309%
TOTAL	130,767,354.6880	61.031%	100.000%

Proposal 3: To approve the following changes to fundamental investment restrictions:

PROPOSALS 3A-3F DID NOT PASS ON MAY 5, 2009.

3. Approval of the following changes to fundamental investment restrictions (See Proxy Statement for Fund(s) voting on this Proposal):

3A. Revise: Concentration

Affirmative	73,027,268.5226	34.083%	55.845%
Against	2,778,223.7908	1.297%	2.125%
Abstain	2,250,651.3746	1.050%	1.721%
Broker Non-Votes	52,711,211.0000	24.601%	40.309%
TOTAL	130,767,354.6880	61.031%	100.000%

3B. Revise: Diversification

Affirmative	73,139,229.7520	34.135%	55.931%
Against	2,680,842.9008	1.251%	2.050%
Abstain	2,236,069.0352	1.044%	1.710%
Broker Non-Votes	52,711,213.0000	24.601%	40.309%
TOTAL	130,767,354.6880	61.031%	100.000%

3C. Revise: Underwriting

Affirmative	72,939,430.0962	34.042%	55.778%
Against	2,752,564.6821	1.285%	2.105%
Abstain	2,364,145.9097	1.103%	1.808%
Broker Non-Votes	52,711,214.0000	24.601%	40.309%
TOTAL	130,767,354.6880	61.031%	100.000%

3D. Revise: Real Estate

Affirmative	72,929,340.8826	34.037%	55.770%
Against	2,774,647.1167	1.295%	2.122%
Abstain	2,352,150.6887	1.098%	1.799%
Broker Non-Votes	52,711,216.0000	24.601%	40.309%
TOTAL	130,767,354.6880	61.031%	100.000%

3E. Revise: Loans

Affirmative	72,790,337.9838	33.973%	55.664%
Against	2,949,215.9035	1.376%	2.255%
Abstain	2,316,583.8007	1.081%	1.772%
Broker Non-Votes	52,711,217.0000	24.601%	40.309%
TOTAL	130,767,354.6880	61.031%	100.000%

3F. Revise: Senior Securities

Affirmative	72,807,780.7221	33.980%	55.678%
Against	2,878,834.9782	1.344%	2.201%
Abstain	2,369,533.9877	1.106%	1.812%
Broker Non-Votes	52,711,205.0000	24.601%	40.309%
TOTAL	130,767,354.6880	61.031%	100.000%

Proposal 4: To approve amendments changing Rule 12b-1 Plans for certain classes of the Fund from “reimbursement” to compensation plans.

PROPOSAL 4 DID NOT PASS FOR ALL CLASSES OF SHARES ON MAY 5, 2009. (There was no Quorum for Classes C and R1)

Class A—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	47,322,091.8838	33.900%	48.900%
Against	2,481,766.2499	1.778%	2.564%
Abstain	1,768,354.3853	1.267%	1.827%
Broker Non-Votes	45,202,519.0000	32.382%	46.709%
TOTAL	96,774,731.5190	69.327%	100.000%

Class B—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	1,800,382.9444	28.868%	54.310%
Against	89,874.7805	1.441%	2.711%
Abstain	121,691.9091	1.951%	3.671%
Broker Non-Votes	1,303,055.0000	20.893%	39.308%
TOTAL	3,315,004.6340	53.153%	100.000%

Class C—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	3,328,830.9812	22.112%	51.462%
Against	309,161.7698	2.054%	4.780%
Abstain	206,312.5740	1.371%	3.190%
Broker Non-Votes	2,624,158.0000	17.432%	40.568%
TOTAL	6,468,463.3250	42.969%	100.000%

Class R1—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	230,937.7110	29.451%	81.882%
Against	952.0010	.121%	.338%
Abstain	23,788.0000	3.034%	8.434%
Broker Non-Votes	26,359.0000	3.362%	9.346%
TOTAL	282,036.7120	35.968%	100.000%

Proposal 5: To adopt a manager of manager structure.

PROPOSAL 5 DID NOT PASS ON MAY 5, 2009.

5. Proposal adopting a manager of manager structure (All Funds except Classic Value II, International Classic Value, and Small Cap Funds).

Affirmative	61,838,734.4293	28.861%	47.290%
Against	13,872,120.1432	6.474%	10.608%
Abstain	2,345,280.1155	1.095%	1.793%
Broker Non-Votes	52,711,220.0000	24.601%	40.309%
TOTAL	130,767,354.6880	61.031%	100.000%

Proposal 6: To revise merger approval requirements for John Hancock Capital Series

PROPOSAL 6 DID NOT PASS ON MAY 5, 2009.

6. Revision to merger approval requirements (all Trusts).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	79,291,938.4620	30.861%	51.552%
Against	4,230,441.8780	1.646%	2.750%
Abstain	2,997,074.4740	1.166%	1.949%
Broker Non-Votes	67,290,603.0000	26.189%	43.749%
TOTAL	153,810,057.8140	59.862%	100.000%

Special Shareholder Meeting (unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock Capital Series and its series, John Hancock Classic Value Fund II, was held at 601 Congress Street, Boston, Massa-chusetts, for the purpose of considering and voting on the proposal listed below:

Proposal 1: To elect eleven Trustees as members of the Board of Trustees of John Hancock Capital Series.

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON APRIL 16, 2009.

1. Election of eleven Trustees as members of the Board of Trustees of each of the Trusts (all Trusts):

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

James R. Boyle
Affirmative	146,656,829.9440	57.078%	95.349%
Withhold	7,153,227.8700	2.784%	4.651%
TOTAL	153,810,057.8140	59.862%	100.000%
John G. Vrysen
Affirmative	146,727,584.4490	57.106%	95.395%
Withhold	7,082,473.3650	2.756%	4.605%
TOTAL	153,810,057.8140	59.862%	100.000%
James F. Carlin
Affirmative	146,555,875.3670	57.039%	95.284%
Withhold	7,254,182.4470	2.823%	4.716%
TOTAL	153,810,057.8140	59.862%	100.000%
William H. Cunningham
Affirmative	146,606,710.9980	57.059%	95.317%
Withhold	7,203,346.8160	2.803%	4.683%
TOTAL	153,810,057.8140	59.862%	100.000%
Deborah Jackson
Affirmative	146,526,516.8960	57.027%	95.265%
Withhold	7,283,540.9180	2.835%	4.735%
TOTAL	153,810,057.8140	59.862%	100.000%
Charles L. Ladner
Affirmative	146,568,916.3790	57.044%	95.292%
Withhold	7,241,141.4350	2.818%	4.708%
TOTAL	153,810,057.8140	59.862%	100.000%
Stanley Martin
Affirmative	146,579,937.5570	57.048%	95.299%
Withhold	7,230,120.2570	2.814%	4.701%
TOTAL	153,810,057.8140	59.862%	100.000%
Patti McGill Peterson
Affirmative	146,528,078.9930	57.028%	95.266%
Withhold	7,281,978.8210	2.834%	4.734%
TOTAL	153,810,057.8140	59.862%	100.000%
John A. Moore
Affirmative	146,611,813.5980	57.060%	95.320%
Withhold	7,198,244.2160	2.802%	4.680%
TOTAL	153,810,057.8140	59.862%	100.000%

Steven R. Pruchansky
Affirmative	146,600,833.0080	57.056%	95.313%
Withhold	7,209,224.8060	2.806%	4.687%
TOTAL	153,810,057.8140	59.862%	100.000%
Gregory A. Russo
Affirmative	146,651,626.2420	57.076%	95.346%
Withhold	7,158,431.5720	2.786%	4.654%
TOTAL	153,810,057.8140	59.862%	100.000%

On May 5, 2009, an adjourned session of a Special Meeting of the Shareholders of John Hancock Capital Series and its series, John Hancock Classic Value Fund II, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on the proposals listed below:

Proposal 2: To approve a new form of Advisory Agreement between John Hancock Capital Series and John Hancock Advisers, LLC. (all Funds)

PROPOSAL 2 DID NOT PASS ON MAY 5, 2009.

2. Approval of a new form of Advisory Agreement between each Trust and John Hancock Advisers, LLC (all Funds).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	2,390,824.7796	31.817%	54.798%
Against	148,592.1505	1.978%	3.406%
Abstain	109,008.5559	1.451%	2.499%
Broker Non-Votes	1,714,506.0000	22.818%	39.297%
TOTAL	4,362,931.4860	58.064%	100.000%

Proposal 3: To approve the following changes to fundamental investment restrictions:

PROPOSALS 3A-3F DID NOT PASS ON MAY 5, 2009

3. Approval of the following changes to fundamental investment restrictions (See Proxy Statement for Fund(s) voting on this Proposal):

3A. Revise: Concentration

Affirmative	2,394,016.8352	31.861%	54.872%
Against	140,697.6519	1.872%	3.225%
Abstain	113,708.9989	1.513%	2.606%
Broker Non-Votes	1,714,508.0000	22.818%	39.297%
TOTAL	4,362,931.4860	58.064%	100.000%

3B. Revise: Diversification

Affirmative	2,394,754.5672	31.870%	54.889%
Against	143,161.6289	1.905%	3.281%
Abstain	110,509.2899	1.471%	2.533%
Broker Non-Votes	1,714,506.0000	22.818%	39.297%
TOTAL	4,362,931.4860	58.064%	100.000%

3C. Revise: Underwriting

Affirmative	2,379,292.2522	31.664%	54.534%
Against	149,414.9439	1.989%	3.425%
Abstain	119,716.2899	1.593%	2.744%
Broker Non-Votes	1,714,508.0000	22.818%	39.297%
TOTAL	4,362,931.4860	58.064%	100.000%

3D. Revise: Real Estate

Affirmative	2,388,682.7152	31.789%	54.750%
Against	143,723.7719	1.913%	3.294%
Abstain	116,017.9989	1.544%	2.659%
Broker Non-Votes	1,714,507.0000	22.818%	39.297%
TOTAL	4,362,931.4860	58.064%	100.000%

3E. Revise: Loans

Affirmative	2,389,143.1642	31.795%	54.760%
Against	155,595.3229	2.071%	3.566%
Abstain	103,685.9989	1.380%	2.377%
Broker Non-Votes	1,714,507.0000	22.818%	39.297%
TOTAL	4,362,931.4860	58.064%	100.000%

3F. Revise: Senior Securities

Affirmative	2,387,588.3012	31.775%	54.725%
Against	153,315.1859	2.040%	3.514%
Abstain	107,520.9989	1.431%	2.464%
Broker Non-Votes	1,714,507.0000	22.818%	39.297%
TOTAL	4,362,931.4860	58.064%	100.000%

Proposal 4: To approve amendments changing Rule 12b-1 Plans for certain classes of the Fund from “reimbursement” to compensation plans.

PROPOSAL 4 DID NOT PASS FOR ALL CLASSES OF SHARES ON MAY 5, 2009. (There was no Quorum for Classes C and R1)

Class A—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	895,955.8238	22.331%	41.066%
Against	152,015.9363	3.789%	6.968%
Abstain	65,739.5199	1.639%	3.013%
Broker Non-Votes	1,068,010.0000	26.620%	48.953%
TOTAL	2,181,721.2800	54.379%	100.000%

Class B—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	164,899.2261	27.181%	46.148%
Against	30,522.1319	5.031%	8.542%
Abstain	6,590.0000	1.086%	1.844%
Broker Non-Votes	155,314.0000	25.601%	43.466%
TOTAL	357,325.3580	58.899%	100.000%

Class C—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	431,613.0910	22.290%	46.497%
Against	62,848.1440	3.246%	6.771%
Abstain	31,132.0000	1.608%	3.354%
Broker Non-Votes	402,656.0000	20.796%	43.378%
TOTAL	928,249.2350	47.940%	100.000%

Class R1—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	6,767.0000	28.730%	98.846%
Against	.0000	.000%	.000%
Abstain	.0000	.000%	.000%
Broker Non-Votes	79.0000	.335%	1.154%
TOTAL	6,846.0000	29.065%	100.000%

Proposal 6: To revise merger approval requirements for John Hancock Capital Series

PROPOSAL 6 DID NOT PASS ON MAY 5, 2009

6. Revision to merger approval requirements (all Trusts).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	79,291,938.4620	30.861%	51.552%
Against	4,230,441.8780	1.646%	2.750%
Abstain	2,997,074.4740	1.166%	1.949%
Broker Non-Votes	67,290,603.0000	26.189%	43.749%
TOTAL	153,810,057.8140	59.862%	100.000%

Special Shareholder Meeting (unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock Capital Series and its series, John Hancock U.S. Global Leaders Growth Fund, was held at 601 Congress Street, Bos-ton, Massachusetts, for the purpose of considering and voting on the proposal listed below:

Proposal 1: To elect eleven Trustees as members of the Board of Trustees of John Hancock Capital Series.

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON APRIL 16, 2009.

1. Election of eleven Trustees as members of the Board of Trustees of each of the Trusts (all Trusts):

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
James R. Boyle
Affirmative	146,656,829.9440	57.078%	95.349%
Withhold	7,153,227.8700	2.784%	4.651%
TOTAL	153,810,057.8140	59.862%	100.000%
John G. Vrysen
Affirmative	146,727,584.4490	57.106%	95.395%
Withhold	7,082,473.3650	2.756%	4.605%
TOTAL	153,810,057.8140	59.862%	100.000%
James F. Carlin
Affirmative	146,555,875.3670	57.039%	95.284%
Withhold	7,254,182.4470	2.823%	4.716%
TOTAL	153,810,057.8140	59.862%	100.000%
William H. Cunningham
Affirmative	146,606,710.9980	57.059%	95.317%
Withhold	7,203,346.8160	2.803%	4.683%
TOTAL	153,810,057.8140	59.862%	100.000%
Deborah Jackson
Affirmative	146,526,516.8960	57.027%	95.265%
Withhold	7,283,540.9180	2.835%	4.735%
TOTAL	153,810,057.8140	59.862%	100.000%
Charles L. Ladner
Affirmative	146,568,916.3790	57.044%	95.292%
Withhold	7,241,141.4350	2.818%	4.708%
TOTAL	153,810,057.8140	59.862%	100.000%
Stanley Martin
Affirmative	146,579,937.5570	57.048%	95.299%
Withhold	7,230,120.2570	2.814%	4.701%
TOTAL	153,810,057.8140	59.862%	100.000%
Patti McGill Peterson
Affirmative	146,528,078.9930	57.028%	95.266%
Withhold	7,281,978.8210	2.834%	4.734%
TOTAL	153,810,057.8140	59.862%	100.000%
John A. Moore
Affirmative	146,611,813.5980	57.060%	95.320%
Withhold	7,198,244.2160	2.802%	4.680%
TOTAL	153,810,057.8140	59.862%	100.000%

Steven R. Pruchansky
Affirmative	146,600,833.0080	57.056%	95.313%
Withhold	7,209,224.8060	2.806%	4.687%
TOTAL	153,810,057.8140	59.862%	100.000%
Gregory A. Russo
Affirmative	146,651,626.2420	57.076%	95.346%
Withhold	7,158,431.5720	2.786%	4.654%
TOTAL	153,810,057.8140	59.862%	100.000%

On May 5, 2009, an adjourned session of a Special Meeting of the Shareholders of John Hancock Capital Series and its series, John Hancock U.S. Global Leaders Growth Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on the proposals listed below:

Proposal 2: To approve a new form of Advisory Agreement between John Hancock Capital Series and John Hancock Advisers, LLC. (all Funds)

PROPOSAL 2 DID NOT PASS ON MAY 5, 2009.

2. Approval of a new form of Advisory Agreement between each Trust and John Hancock Advisers, LLC (all Funds).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	9,265,254.1594	30.734%	40.760%
Against	640,163.1760	2.124%	2.816%
Abstain	660,158.2756	2.190%	2.904%
Broker Non-Votes	12,165,771.0000	40.355%	53.520%
TOTAL	22,731,346.6110	75.403%	100.000%

Proposal 3: To approve the following changes to fundamental investment restrictions:

PROPOSALS 3A-3F DID NOT PASS ON MAY 5, 2009.

3. Approval of the following changes to fundamental investment restrictions (See Proxy Statement for Fund(s) voting on this Proposal):

3A. Revise: Concentration

Affirmative	9,331,877.4082	30.955%	41.053%
Against	585,347.9456	1.942%	2.575%
Abstain	648,350.2572	2.151%	2.852%
Broker Non-Votes	12,165,771.0000	40.355%	53.520%
TOTAL	22,731,346.6110	75.403%	100.000%

3C. Revise: Underwriting

Affirmative	9,323,477.7501	30.928%	41.015%
Against	635,930.6331	2.109%	2.798%
Abstain	606,167.2278	2.011%	2.667%
Broker Non-Votes	12,165,771.0000	40.355%	53.520%
TOTAL	22,731,346.6110	75.403%	100.000%

3D. Revise: Real Estate

Affirmative	9,238,626.8102	30.646%	40.643%
Against	654,685.2768	2.172%	2.880%
Abstain	672,267.5240	2.230%	2.957%
Broker Non-Votes	12,165,767.0000	40.355%	53.520%
TOTAL	22,731,346.6110	75.403%	100.000%

3E. Revise: Loans

Affirmative	9,149,751.8119	30.352%	40.252%
Against	703,365.5212	2.333%	3.094%
Abstain	712,461.2779	2.363%	3.134%
Broker Non-Votes	12,165,768.0000	40.355%	53.520%
TOTAL	22,731,346.6110	75.403%	100.000%

3F. Revise: Senior Securities

Affirmative	9,258,380.4020	30.712%	40.730%
Against	637,696.0158	2.115%	2.805%
Abstain	669,502.1932	2.221%	2.945%
Broker Non-Votes	12,165,768.0000	40.355%	53.520%
TOTAL	22,731,346.6110	75.403%	100.000%

Proposal 4: To approve amendments changing Rule 12b-1 Plans for certain classes of the Fund from “reimbursement” to compensation plans.

PROPOSAL 4 DID NOT PASS FOR ALL CLASSES OF SHARES ON MAY 5, 2009. (There was no quorum for classes C and R1)

Class A—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	6,728,041.8809	28.904%	35.750%
Against	629,050.7016	2.702%	3.343%
Abstain	521,503.4515	2.240%	2.771%
Broker Non-Votes	10,940,929.0000	47.001%	58.136%
TOTAL	18,819,525.0340	80.847%	100.000%

Class B—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	1,122,011.2912	42.517%	64.757%
Against	50,678.2282	1.920%	2.925%
Abstain	99,852.7736	3.784%	5.763%
Broker Non-Votes	460,099.0000	17.435%	26.555%
TOTAL	1,732,641.2930	65.656%	100.000%

Class C—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	792,468.0858	26.532%	61.255%
Against	76,115.5062	2.548%	5.884%
Abstain	56,257.1800	1.884%	4.349%
Broker Non-Votes	368,866.0000	12.350%	28.512%
TOTAL	1,293,706.7720	43.314%	100.000%

Class R1—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	39,614.5120	43.413%	87.167%
Against	50.0000	.055%	.110%
Abstain	5,782.0000	6.336%	12.723%
Broker Non-Votes	.0000	.000%	.000%
TOTAL	45,446.5120	49.804%	100.000%

Proposal 5: To adopt a manager of manager structure.

PROPOSAL 5 DID NOT PASS ON MAY 5, 2009.

5. Proposal adopting a manager of manager structure (All Funds except Classic Value II, International Classic Value, and Small Cap Funds).

Affirmative	9,015,301.1801	29.906%	39.660%
Against	793,777.0061	2.633%	3.492%
Abstain	756,502.4248	2.509%	3.328%
Broker Non-Votes	12,165,766.0000	40.355%	53.520%
TOTAL	22,731,346.6110	75.403%	100.000%

Proposal 6: To revise merger approval requirements for John Hancock Capital Series

PROPOSAL 6 DID NOT PASS ON MAY 5, 2009.

6. Revision to merger approval requirements (all Trusts).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	79,291,938.4620	30.861%	51.552%
Against	4,230,441.8780	1.646%	2.750%
Abstain	2,997,074.4740	1.166%	1.949%
Broker Non-Votes	67,290,603.0000	26.189%	43.749%
TOTAL	153,810,057.8140	59.862%	100.000%